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                                                                       Exhibit A
                                                                       ---------

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13G dated November 3, 1998 with respect to the Common Stock of Advantica Restaurant Group, Inc., is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

                  This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute one and the same instrument.

Dated:  November 3, 1998



                                            LOUIS M. BACON


                                            By:  /s/ Stephen R. Nelson
                                                ----------------------
                                                Name:  Stephen R. Nelson*
                                                Title: Attorney-in-Fact


                                            MOORE CAPITAL MANAGEMENT, INC.



                                            By:  /s/ Stephen R. Nelson
                                                ----------------------
                                                Name:  Stephen R. Nelson*
                                                Title: Attorney-in-Fact



                                            MOORE GLOBAL INVESTMENTS, LTD.



                                            By:  /s/ Stephen R. Nelson
                                                ----------------------
                                                Name:  Stephen R. Nelson*
                                                Title: Attorney-in-Fact


------------------------------------

* Power of Attorney dated November 28, 1997 granted by Louis M. Bacon in favor of M. Elaine Crocker, Kevin F. Shannon and Stephen R. Nelson is attached hereto as Exhibit B.


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